UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 29, 2009
 (Date of earliest event reported: April 27, 2009)

PHOENIX INTERNATIONAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140257	20-8018146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

61 Industrial Parkway, Carson City, NV	89706
(Address of principal executive offices)	(Zip Code)

(775) 882-9700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following  provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2009, Phoenix International Ventures, Inc.’s (the “Company,” “we” or “our”) employment agreement with our Chief Financial Officer, Mr. Teja Shariff, expired.  The Board of Directors has appointed our Vice President and member of the board, Mr. Neev Nissenson, to the role of Chief Financial Officer of the Company.  Mr. Nissenson will be our principal accounting officer for SEC purposes.  We had no disagreements with Mr. Shariff with respect to our accounting policies or practices.  The board intends to discuss utilizing Mr. Shariff on a consulting basis.

Item 9.01          Financial Statements and Exhibits

(d)     Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix International Ventures, Inc.

Date: April 29, 2009	By:	/s/ Zahir Teja
Zahir Teja
President